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                                                                      EXHIBIT 99


GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 1999-4
INVESTOR NUMBER 51999091

Determination Date:                     10-Dec-99
Remittance Date A-1                     15-Dec-99
Remittance Date A-2                     20-Dec-99
Month End Date:                         30-Nov-99
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
(a)      Class A-1 Distribution Amount                                                                          1,065,238.12

(b)      Class A-1 Distribution Principal                                                                       3,761,801.44
                           Scheduled Payments of Principal                                     694,963.35
                           Partial Prepayments                                                       0.00
                           Scheduled Principal Balance Principal Prepayment in Full          1,220,517.39
                           Scheduled Principal Balance Liquidated Contracts                  1,846,320.70
                           Scheduled Principal Balance Repurchases                                   0.00

(c)      Class A-1 Interest Distribution                                                                          539,585.51
         Class A-1 Interest Shortfall                                                                                   0.00

(d)      Class A-1 Remaining Certificate Balance                                                              108,262,871.96

(e)      Class A-2 Distribution Amount                                                                            248,416.67

(f)      Class A-2 Distribution Principal                                                                               0.00
                           Scheduled Payments of Principal                                           0.00
                           Partial Prepayments                                                       0.00
                           Scheduled Principal Balance Principal Prepayment in Full                  0.00
                           Scheduled Principal Balance Liquidated Contracts                          0.00
                           Scheduled Principal Balance Repurchases                                   0.00

(g)      Class A-2 Interest Distribution                                                                          628,545.83
         Class A-2 Interest Shortfall                                                                                   0.00

(h)      Class A-2 Remaining Certificate Balance                                                              125,500,000.00

(i)      Class A-1 Pass Through Rate                                                                                5.696300%
         Class A-2 Pass Through Rate                                                                                5.420000%
         Class A-2 Holdover Amount                                                                                      0.00

(j)      Monthly Servicing Fee                                                                                    500,153.24

(k)      Delinquency                                                        # of Contracts                     Prin. Balance
                                                                            --------------                  ----------------
                           a)  Loans 31 to 59 days delinquent                          31                       1,162,039.39
                           b)  Loans 60 to 89 days delinquent                           9                         269,139.16
                           c)  Loans delinquent 90 or more days                         1                          18,687.59
                                                                            --------------                  ----------------
                                                                                       41                       1,449,866.14
                                                                            ==============                  ================

(l)      Repurchased Contracts                                                  Number                      Repurchase Price
                                                                            --------------                  ----------------
         (see attached schedule)                       Total Repurchases                0                               0.00
                                                                            ==============                  ================

(m)      Repossessions or Foreclosures                                          Number                       Actual Balance
                                                                            --------------                  ---------------
                                                        BOP Repossessions              219                  $  8,015,707.27
                                            Plus Repossessions this Month                6                       233,202.43
                                                        Less Liquidations                0                  $          0.00
                                                        EOP Repossessions              225                  $  8,248,909.70
                                                                            ==============                  ===============

(n)      Enhancement Payment                                                                                           0.00

(o)      Monthly Advance                                                                                               0.00
         Outstanding Amount Advanced                                                                                   0.00

(p)      Deposit to Special Account/Distribution to Class R Certificateholders                              $    186,504.57

(q)      Amount Distributed to Class R Certificateholders                                                              0.00

(r)      Net Weighted Average Contract Rate                                                                            9.37%

(s)      Number of Manufactured Homes currently held due to repossession                                                  0
         Principal balance of Manufactured Homes currently held                                                  359,563.54

(t)      Pool Principal Balance Percentage                                                                        97.925296%

(u)      Aggregate Deficiency Amounts                                                                                  0.00
         Servicer Deficiency Amounts received                                                                          0.00

(v)      Additional Items

(w)      Class A-1 Net Funds Carryover Amount                                                                          0.00
         Class A-2 Net Funds Carryover Amount                                                                          0.00

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